POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Presidio Management Group VIII,
L.L.C. ("the Company") hereby constitutes and appoints Michael P. Maher, Dale Holladay and
Erik Lindquist, and each of them, his true and lawful attorney-in-fact (the
"Attorney-in-Fact") to act for and on behalf of the Company in its capacity as the General
Partner of U.S. Venture Partners VIII, L.P., USVP Entrepreneur Partners VIII-A, L.P., USVP
Entrepreneur Partners VIII-B, L.P. and USVP VIII Affiliates Fund, L.P. (the "Partnerships)
for the following purposes:

1. To execute shareholder consents, proxies, ballots and related documents on behalf of the Company as the general partner of the Partnership, and on behalf of the Company with respect to any corporation in which the Company and/or the Partnership is a shareholder
(each referred to herein as a "Corporation"), or to represent any of the Company or the
Partnership at a meeting of shareholders of any Corporation and to vote the securities of the Corporation held by the Company or the Partnership at such meeting;

2. To execute contracts and agreements, including but not limited to, bank accounts, brokerage accounts, stock powers, stock purchase agreements, and stock sales agreements or such other documents as may be requested in order to effect either the purchase or sale of securities on behalf of the Company or the Partnership , provided that the managing members of the Company have approved such contracts and agreements in compliance with the operating agreement of the Company (the "Operating Agreement"); and

3. To take such actions on behalf of the Company or the Partnership as may be necessary to effect acquired securities or corporate filings or other similar actions in the ordinary course of business of any of the Company and or the Partnership.  The Company acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the Company, is not hereby assuming any of the Company's responsibilities to comply with state or federal securities laws.

 The Company hereby grants to each such Attorney-in-Fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the Company might or could do excluding the power of substitution or revocation, and every act and thing such Attorney-in-Fact, shall lawfully do or cause to be done in exercising the rights and powers herein granted is hereby ratified and confirmed.

 This Power of Attorney shall become effective February 1st, 2004 and is granted for a period of ten (10) years or for so long as the Attorney-in-Fact is an employee of Presidio
Management Group, Inc., a California Corporation, whichever period is shorter.

By: PRESIDIO MANAGEMENT GROUP VIII, L.L.C.
 COMPENSATION COMMITTEE MEMBERS:

  /s/ Irwin Federman   /s/ Steven M. Krausz
 Irwin Federman    Steven M. Krausz

  /s/ Stuart G. Phillips   /s/ Philip M. Young
Stuart G. Phillips      Philip M. Young

   /s/ Irwin Federman
   Signature

   Irwin Federman
   Print Name

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of March, 2001.

   /s/ Irwin Federman
   Signature

   Irwin Federman
   Print Name

POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of March, 2001.

   /s/ Winston S. Fu
   Signature

   Winston S. Fu
   Print Name

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of March, 2001.

   /s/ Steve Krausz
   Signature

   Steve Krausz
   Print Name

POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Michael P. Maher, Dale Holladay and Erik Lindquist, and each of them, his true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the capacity as an officer/director or 10% owner of a reporting company under the Securities Exchange Act of 1934, (i)  any and all Forms 3, 4 and 5 required to be filed by the undersigned in accordance with Section
16(a) of the Securities Act of 1934 and the rules thereunder and (ii) any and all Forms 144 required to be filed by the undersigned in accordance with Rule 144 of the Securities Act of
1933, as amended;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that no such attorneys-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 of the Securities Act of 1933, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of March, 2001.

   /s/ David E. Liddle
   Signature

   David E. Liddle
   Print Name